UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 15, 2005

                                AKID CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Colorado                       000-27333             84-1493150
           ---------                      ----------            ----------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

                               43 West 33rd Street
                               New York, NY 10001
               (Address of Principal Executive Offices; Zip Code)

                                 (212) 695-3334
              (Registrant's Telephone Number, Including Area Code)

               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2005, the Board of Directors of Akid Corporation (the "Registrant") approved a change in the end date of the Registrant's fiscal year from April 30 to December 31. Accordingly, the new fiscal year of the Registrant will commence on January 1 and end on December 31 of each year.

The Registrant will file a Transition Report on Form 10-QSB for the two-month period ended June 30, 2005.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AKID CORPORATION


                                        By:    /s/ Mechael Kanovsky
                                               ----------------------------
                                        Name:  Mechael Kanovsky
                                        Title: Chief Executive Officer


Date: September 16, 2005

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